                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                September 4, 2003
                                 Date of Report
                        (Date of earliest event reported)

                          SORRENTO NETWORKS CORPORATION
               (Exact name of Registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      0-15810                                            04-3757586
(Commission File No.)                       (IRS Employer Identification Number)

                               9990 Mesa Rim Road
                           San Diego, California 92121
                     (Address of Principal Executive Office)

                                 (858) 558-3960
              (Registrant's telephone number, including area code)




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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 4, 2003, Sorrento Networks Corporation held its earnings release conference call for the second quarter ended July 31, 2003. The transcript of the call is attached hereto as Exhibit 99.1. Also on September 4, 2003, Sorrento issued a press release announcing its financial results for its second quarter, ended July 31, 2003. The press release is attached hereto as Exhibit 99.2.

This report contains forward-looking statements that are based on current expectations, estimates, forecasts and projections about the industries in which we operate, our beliefs and our management's assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and description of such risks and uncertainties, see the reports filed by Sorrento Networks Corporation with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable
         (b) Not applicable
         (c) Exhibits          Description
             --------          -----------
             99.1              Earnings Conference Call Transcript.
             99.2              Press Release issued September 4, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SORRENTO NETWORKS CORPORATION

DATE: September 10, 2003                   By: /s/ Joe R. Armstrong
                                               ------------------------------
                                               Joe R. Armstrong,
                                               Chief Financial Officer


                         STATEMENT OF DIFFERENCES
                         ------------------------
The trademark symbol shall be expressed as..................................'TM'